FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                            (ACCOUNTS AND INVENTORY)
                                       AND
                      AMENDED AND RESTATED INVENTORY RIDER
                              (REVOLVING ADVANCES)

     This FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (ACCOUNTS AND INVENTORY) AND AMENDED AND RESTATED INVENTORY RIDER (REVOLVING ADVANCES) (this "Amendment") is entered into as of April 27, 2005 by and between COMERICA BANK, successor by merger to Comerica Bank-California ("Bank"), with its principal place of business at 333 West Santa Clara Street, San Jose, California 95113 and FIBERSTARS, INC., a California corporation ("Borrower"), with its principal place of business at 44259 Nobel Drive, Fremont, California 94538.

                                    RECITALS

     A. Borrower and Bank have previously entered into that certain Loan and Security Agreement (Accounts and Inventory) dated as of December 7, 2001, as amended by that certain First Amendment to Loan and Security Agreement (Accounts and Inventory) and Amended and Restated Inventory Rider (Revolving Advances) dated as of January 9, 2003, that certain Second Amendment to Loan and Security Agreement (Accounts and Inventory) and Amended and Restated Inventory Rider (Revolving Advances) dated as of June 23, 2003, and that certain Third Amendment to Loan and Security Agreement (Accounts And Inventory) and Amended and Restated Inventory Rider (Revolving Advances) dated as of April 2, 2004 (as otherwise amended, the "Loan Agreement"), together with that certain LIBOR Addendum to Loan & Security Agreement dated December 7, 2001 (as amended, the "LIBOR Addendum") thereto and that certain Amended and Restated Inventory Rider (Revolving Advances) dated December 7, 2001 (as amended, the "Inventory Rider"). The Loan Agreement, LIBOR Addendum, Inventory Rider and the other documents executed in connection therewith are collectively referred to as the "Loan Documents."

     B. Pursuant to the Loan Agreement, Bank has made available to Borrower a line of credit (the "Line of Credit") in an aggregate principal amount not to exceed Five Million and 00/100 Dollars ($5,000,000.00) at any one time, on the terms and conditions set forth more completely in the Loan Agreement.

     C. Borrower and Bank have agreed to amend the Loan Documents on the terms and conditions set forth below.

                                    AGREEMENT

     For good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as set forth below.

     1. Incorporation by Reference; Definitions. The foregoing Loan Documents and the Recitals are incorporated herein by this reference as though set forth in full herein. Any terms not defined herein shall have the meanings given in the Loan Agreement.

     2. Amendment to the Loan Agreement. The Loan Agreement is hereby amended as set forth below.

          2.1 Amendment to Section 1.6 of the Loan Agreement. Section 1.6 of the Loan Agreement is hereby amended by deleting the reference to "seventy percent (70%)" and replacing it with "fifty percent (50%)".

          2.2 Amendment to Section 2.5(a) of the Loan Agreement. Section 2.5(a) of the Loan Agreement is hereby amended by deleting the reference to "Ten Thousand Dollars ($10,000)" and replacing it with "Twelve Thousand Five Hundred Dollars ($12,500)".

          2.3 Amendment to Section 3.1 of the Loan Agreement. Section 3.1 of the Loan Agreement is hereby amended by deleting the reference to "June 1, 2005" and replacing it with "September 1, 2005".

          2.4 Amendment to Section 6.17(a) of the Loan Agreement. The reference to "Nine Million Eight Hundred Thousand Dollars ($9,800,000)" in
Section 6.17(a) of the Loan Agreement is hereby replaced with "Eleven Million Dollars ($11,000,000)".

          2.5 Amendment to Section 6.17(b) of the Loan Agreement. The reference to "Thirteen Million Dollars ($13,000,000)" in Section 6.17(b) of the Loan Agreement is hereby replaced with "Fourteen Million Dollars ($14,000,000)."

          2.6 Amendment to Section 7 of the Loan Agreement. In addition to the Events of Default set forth in Section 7 of the Loan Agreement, it shall also be considered an Event of Default if Borrower fails to deliver to Bank by May 15, 2005 a signed proposal letter from a finance company detailing a credit arrangement with adequate availability to refinance the Credit Limit.

          2.7 Amendment to Section 6.17(h) of the Loan Agreement. Section 6.17(h) of the Loan Agreement is hereby replaced with the following:

                "h. Borrower shall have a year-to-date pre-tax loss of no greater than (i) negative One Million Five Hundred Thousand Dollars (-$1,500,000) measured on a cumulative and consolidated basis for the period ending May 31, 2005, (ii) negative One Million Dollars (-$1,000,000) measured on a cumulative and consolidated basis for the period ending June 30, 2005. Borrower shall have a pre-tax profit of no less than Five Hundred Thousand Dollars ($500,000) measured on a cumulative and consolidated basis for the quarter ending June 30, 2005."

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

     3. Amendment to the Inventory Rider. The Inventory Rider is hereby amended as set forth below.

          3.1 Amendment to Section 1(a) of the Inventory Rider. Section 1(a) of the Inventory Rider is hereby amended by deleting the reference to "December 31, 2004" and replacing it with "December 31, 2005".

     4. Modification Fee. Borrower agrees to pay Bank a modification fee in an amount equal to Two Thousand Five Hundred Dollars ($2,500), which fee shall be fully earned as of and payable upon execution of this Amendment and the receipt of which by Bank is a condition precedent to the effectiveness of this Amendment.

     5. No Amendment of Other Indebtedness; No Effect on Collateral. Except as amended herein or in any document executed in connection herewith, the Loan Agreement and the Loan Documents are and shall remain unmodified and in full force and effect. Borrower ratifies and reaffirms the Indebtedness, without setoff, defense, or counterclaim, and agrees fully and faithfully to pay, perform and discharge, as and when payment, performance and discharge are due, all of the Indebtedness under the Loan Agreement, as amended hereby. Nothing herein shall be deemed to affect in anyway the Collateral that secures the obligations under the Loan Agreement (as modified by this Amendment) or under any other agreement now or in the future.

     6. Conflicts. If a conflict exists between the provisions of the Loan Documents and the provisions of this Amendment, the provisions of this Amendment shall control.

     7. Further Assurances. Borrower agrees to make and execute such other documents and/or take such other action and/or provide such further assurances as may be requested by Bank in connection with the Indebtedness or as may be necessary or required to effectuate the terms and conditions of this Amendment and any documents executed in connection herewith.

     8. Future Modifications. Neither this Amendment nor any document executed herein entitles, or implies any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Agreement. Any amendments hereto shall be in writing and signed by the parties.

     9. Integration. This Amendment and any documents executed in connection herewith are integrated agreements, and supersede all negotiations and agreements regarding the subject matter hereof and thereof, and taken together with the Loan Documents and any documents executed in connection herewith, constitute the final agreement of the parties with respect to the subject matter hereof and thereof.

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

     10. Severability. In the event any one or more of the provisions contained in this Amendment is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     11. Interpretation. This Amendment and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The parties waive the provisions of California Civil
Code Section 1654.

     12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.

     IN WITNESS WHEREOF, the parties have caused this FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (ACCOUNTS AND INVENTORY) AND AMENDED AND RESTATED INVENTORY RIDER (REVOLVING ADVANCES) to be executed as of the day and year first written above.

FIBERSTARS, INC.

       /s/ David N. Ruckert
       --------------------------
By:    David N. Ruckert
Title: President, C.E.O

       /s/ Robert A. Connors
       --------------------------
By:    Robert A. Connors
Title: C.F.O.

Signatures continue on following page.

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

COMERICA BANK

     /s/ Beau L. Barnes
    -------------------
By:  Beau L. Barnes
Its: Vice President

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